Exhibit 99.1
FOR IMMEDIATE RELEASE
CONTACT:
Michael D. Mulholland
Vice President-Financial Planning, Corporate Development and Investor Relations
1.800.2GEVITY (1.800.243.8489), x3007
mike.mulholland@gevity.com
GEVITY ANNOUNCES PROPOSED MERGER WITH TRINET
BRADENTON, FL, March 5, 2009 – Gevity (NASDAQ: GVHR), a leading professional employer organization (PEO) that provides HR services to businesses nationwide, today announced that it has entered into a definitive merger agreement with TriNet Group, Inc. pursuant to which TriNet would acquire all of the outstanding common stock of Gevity in an all-cash transaction valued at $4.00 per share, which represents a premium of approximately 97% over the stock’s closing price on March 4, 2009. The transaction is expected to close in the second quarter of 2009 and is subject to the approval of Gevity’s shareholders, customary regulatory approvals and other closing conditions. Following the closing, the combined companies will be privately held and will operate under the leadership of TriNet president and CEO Burton M. Goldfield.
TriNet Group, Inc., headquartered in the San Francisco Bay Area, is a privately held provider of human resource outsourcing services for small business. TriNet’s largest shareholder, General Atlantic, LLC, a global growth equity firm, also owns approximately 9.5% of Gevity’s outstanding common stock.
ValueAct Capital Management, LP, which is Gevity’s largest shareholder and is also represented on Gevity’s board, has agreed to vote its shares in favor of the recommended merger transaction.
Gevity’s Chairman and Chief Executive Officer, Michael J. Lavington, commented that “The Company’s board of directors has concluded a lengthy evaluation of numerous strategic alternatives to enhance shareholder value and has concluded that joining forces with TriNet is in the best interests of our shareholders. We believe the new organization created by this merger will build upon the complimentary strengths of both companies to provide superior value for our clients, employees and all stakeholders.”
Credit Suisse Securities (USA) LLC is acting as Gevity’s financial advisor and King & Spalding LLP is acting as Gevity’s legal advisor.
Declaration of 33rd Consecutive Dividend
Gevity also announced today that its board of directors declared a cash dividend of $0.05 per share of common stock payable on April 30, 2009 to shareholders of record on April 16, 2009.
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Postponement of Annual Meeting
In connection with the proposed merger transaction, the Annual Meeting of Shareholders has been postponed from May 20, 2009 until a date to be determined by the board of directors.
About Gevity
As a leading provider of HR solutions, Gevity helps small businesses nationwide maximize performance through its world-class HR expertise and services — including payroll, benefits, administrative processing, risk management, policies and procedures, new hire support, performance management, and employee development and retention. For more information, visit gevity.com.
A copy of this press release is also available online at gevity.com > newsroom & events.
Additional Information and Where to Find it
In connection with the proposed merger and required shareholder approval, Gevity will file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEVITY AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Gevity with the SEC may be obtained free of charge by contacting Gevity at Gevity HR, Inc., Attn: Investor Relations, 9000 Town Center Parkway, Bradenton, Florida 34202, Telephone: 1-800-243-8489, extension 4034. Our filings with the SEC are also available on our website at gevity.com.
Participants in the Solicitation
Gevity and its officers and directors may be deemed to be participants in the solicitation of proxies from Gevity’s shareholders with respect to the merger. Information about Gevity’s officers and directors and their ownership of Gevity’s common shares is set forth in the proxy statement for Gevity’s 2008 Annual Meeting of Shareholders, which was filed with the SEC on April 17, 2008. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Gevity and its respective officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.
Pursuant to the Private Securities Litigation Reform Act of 1995, the Company is hereby providing cautionary statements to identify important factors that could cause the Company’s actual results to differ materially from forward-looking statements contained in, or implied by, this news release. Forward-looking statements are those that express expectations, beliefs, plans, objectives, assumptions or future events or performance that are not historical facts. Such statements are often expressed through the use of words or phrases such as “will result,” “are expected to,” “anticipated,” “plans,” “intends,” “will continue,” “estimated,” “projection,” “preliminary,” “forecast” and similar expressions. The results or events contemplated by forward-looking statements are affected by known and unknown risks that may cause the actual results of the Company to differ materially from any future results expressed or implied by such forward-looking statements. Many of these risks are beyond the ability of the Company to control or to predict, such as risks relating to the following: to the Company’s guidance, including the challenges to achieve its growth strategy, the completion of the merger, obtaining new client employees, while passing on increased pricing for its services, including professional service fees, retaining clients through annual benefit enrollment, the Company’s dependence on technology services, the adequacy of the Company’s insurance-related loss reserves, the availability of insurance coverage for workers’ compensation and medical benefits, damage due to hurricanes and other
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natural disasters, risks inherent in the Company’s acquisition strategy and its ability to successfully assimilate acquired entities, the Company’s dependence on third-party technology licenses, the Company’s dependence on key personnel, qualified service consultants and sales associates, fluctuations in the Company’s quarterly results, variability in health insurance claims, state unemployment tax rates and workers’ compensation rates, liabilities resulting from the Company’s co-employment relationship with its clients, credit risks associated with the Company’s large clients, short- termination provisions in the Company’s professional services agreements, financial related concerns at clients which result in fewer employees or a termination of the relationship, the Company’s geographic market concentration, collateral requirements of the Company’s insurance programs, the ability of AIG, parent company of AIG Commercial Insurance, to continue as a going concern, regulatory compliance, the ultimate impact of the current economic environment, the liquidity of the financial markets, Internet and related data security risks, potential liabilities as a consequence of potentially being deemed an “employer” under ERISA and other tax regulations as well as other civil liabilities, challenges to expansion due to varying state regulatory requirements and competition. These and other factors are described in the Company’s filings with the Securities and Exchange Commission, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made and the reader should not place undue reliance on any forward-looking statement. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
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